Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 32,322.07
Total Transaction Valuation	234,048,256.81
Total Offset Amount	31,729.54
Net Fee	$ 592.53